UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Included in this Schedule 14A filing is a copy of an investor presentation, dated December 2, 2019, that will be used by Legacy Acquisition Corp., a Delaware corporation (“Legacy”), in connection with its previously announced business combination (the “Business Combination”) with Blue Valor Limited, a company incorporated in Hong Kong (the “Seller”) and an indirect, wholly owned subsidiary of BlueFocus Intelligent Communications Group Co. Ltd. pursuant to the Amended and Restated Share Exchange Agreement, dated December 2, 2019 by and between Legacy and the Seller (the “Amended and Restated Share Exchange Agreement”), which amends and restates the Share Exchange Agreement dated as of August 23, 2019 by and between Legacy and the Seller (the “Original Share Exchange Agreement”), as amended by that First Amendment to Share Exchange Agreement dated as of September 27, 2019.

The communication listed above was first used or made available December 2, 2019.

For Discussion & General Information Purposes Only Investor Presentation December 2019

2 This presentation (“Presentation”) is for informational purposes only. This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed Transaction as contemplated by the definitive share exchange agreement between Legacy Acquisition Corp. (“Legacy”) and Blue Valor Limited, the indirect, who lly - owned subsidiary of Blue Focus Intelligent Communications Group, and for no other purpose. Additional information about the proposed Transaction and the definitive share exchange agreement has been pro vided in a preliminary proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2019 and will be provided in a definitive proxy statement that Legacy intends to file with the SEC in connection with the proposed Transaction. Under the definitive agreement, Legacy will purchase all of the issued and outstanding shares of a newly formed and wholly - owned subsidiar y of BFICG that at closing will hold the Blue Impact group business -- a digital - first, integrated and intelligent, global advertising & marketing services group (“Blue Impact” or the “Company”). This Pres ent ation is not intended to form the basis of any investment or other decision with respect to the proposed Transaction or otherwise. Certain information contained herein has been derived from sources prepared by third parties. While such information is belie ved to be reliable for the purposes used herein, neither Legacy nor the Company makes any representation or warranty with respect to the accuracy of such information. The Blue Impact design logo and “Blue Imp act” are the property of the Company. Other trademarks and trade names referred to in this Presentation are the property of their respective owners. All references made to Blue Impact and the Comp any include predecessor organizations as well. This Presentation does not purport to contain all of the information that may be required to evaluate a possible voting or in ves tment decision with respect to Legacy. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any voting or investment decision by the recipient and does not consti tut e investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Legacy or the Company or any of their respective affiliates, directors, officers, employees or advisers o r a ny other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the c our se of its evaluation of a possible Transaction between Legacy and the Company (the “Transaction”), and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for an y errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is su bje ct to change, and any such changes may be material. Legacy and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of th is Presentation unless otherwise stated herein. This Presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Ac t of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Legacy and the Comp any and the potential Transaction between Legacy and the Company and their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any st ate ments that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. The words “anticipate,” “believe,” “cont inue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the ab sence of these words does not mean that a statement is not forward - looking. These forward - looking statements are based on Legacy’s and the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward - looking statements are subject to all of the risks and uncertainties, most of w hich are difficult to predict and many of which are beyond Legacy’s and the Company’s control, that could cause the actual results to differ materially from the expected results. Factors that may cause su ch differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, (2) the outcome of any le gal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inabili ty to complete the proposed Transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the share exchange agreement; (4) the occurrence of any event , c hange or other circumstance that could otherwise cause the Transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfer e w ith the proposed Transaction; (6) the inability to obtain or maintain the listing of the post - acquisition company’s common stock on the New York Stock Exchange following the proposed Transaction; (7) the risk that the p rop osed Transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed Transaction; (8) the ability to recognize the anticipated benefits of the propo sed Transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its ke y employees; (9) costs related to the proposed Transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely a ffe cted by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Transaction; (13) t he risk that current trends in digital media and marketing decelerate or do not continue; (14) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially di ffe rent from actual results; and (15) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Transaction, including those under “Risk Factors” therein, and in Legacy ’s other filings with the SEC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward - looking statements, which speak only as of the date made. Legacy and the Company do no t undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, condit ions or circumstances on which any such statement is based. Financial Statements 2016, interim and pro forma financial information is not audited. There can be no assurance that the final results for 2016, any interim periods and the pro forma financial information, if it were to be audited will not differ from the results provided in this presentation, including as a result of review adjustments. As a result of the forego ing considerations and the other limitations described herein, investors are cautioned not to place undue reliance on this unaudited financial information. Disclaimer

3 Disclaimer (Continued) Use of Non - GAAP Information This Presentation contains numbers that are not required by, or presented in accordance with, GAAP, including Pro Forma Adjus ted Net Revenue, Pro Forma Adjusted EBITDA, Acquired EBITDA, Unadjusted EBITDA and Adjusted EBITDA (collectively, our “Non - GAAP Measures”). Our Non - GAAP Measures are not GAAP measures of our financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance, cash flows from operating activities as a measure of liquidity, o r a ny other performance measure derived in accordance with GAAP. They should not be construed as an inference that our future results will be unaffected by unusual or non - recurring items. In addition, our Non - GAA P Measures exclude certain non - recurring and other charges and income items. You should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in Ou r N on - GAAP Measures. Our presentation of Our Non - GAAP Measures should not be construed to imply that our future results will be unaffected by any such adjustments. Management compensates for these li mit ations by relying primarily on our GAAP results and by using our Non - GAAP Measures as supplemental information. Our Non - GAAP Measures are not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. A reconciliation of some of our Non - GAAP Measures to the nearest comparable GAAP measure can be found at slide 46 of this presentation. A reconcilia tion for our 2020E and 2021E Non - GAAP Measures to the most directly comparable GAAP financial measures is not included, because, without unreasonable efforts, we are unable to predict with reas ona ble certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP Measures, including, but not limited to, (a) expenses associated with the opening, closing or moving of offices, (b) the net loss or gains on the sale of assets or associated with certain past M&A and future financing and other transactions, (c) other expenses that we do not believe are indicative of our ongoing op erations, as well as (d) gains and losses related to foreign currency exchange rates. Projections and Historical Financial Information Any estimates, forecasts or projections set forth in the Presentation have been prepared by Legacy and the Company in good fa ith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions th at are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautione d t hat such estimates, forecasts or projections have not been audited and have not been prepared in conformity with generally accepted accounting principles (“GAAP”). The risks and other factors that could impact the Company’s ability to attain projected results include, but are not limited to, those mentioned in the prior paragraph. The recipient therefore should not rely on the estimates, forecasts or projections containe d i n the Presentation. Important Information About the Proposed Transaction and Where to Find It This Presentation may be deemed to be solicitation material in respect of the proposed Transaction. In connection with the pr opo sed Transaction, Legacy has filed a preliminary proxy statement with the SEC on December 2, 2019 and intends to file other relevant materials with the SEC, including a definitive proxy statement on Schedul e 1 4A. Legacy’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and other relevant materials to be filed in connection with the propos ed Transaction with the SEC, including, when available, the definitive proxy statement and documents incorporated by reference therein, as these materials will contain important information about the Co mpa ny, Legacy and the proposed Transaction contemplated by the share exchange agreement. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be m ail ed to stockholders of Legacy as of a record date to be established for voting on the proposed Transaction. Stockholders are able to obtain copies of the preliminary proxy statement, and will also be able to obt ain once available the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge at the SEC’s web site at www.sec.gov, or by directing a re que st to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618 - 7161. Participants in the Solicitation Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stock hol ders with respect to the proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in Legacy is set forth in its proxy statement for its 2019 annual me eting of stockholders, which was filed with the SEC on November 22, 2019 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Str eet, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618 - 7161. Additional information regarding the interests of such participants is contained in the preliminary proxy statement filed wit h t he SEC on December 2, 2019 and will be contained in the definitive proxy statement that Legacy intends to file with the SEC in connection with the proposed Transaction when available. Blue Valor Limited, Blue Focus Intelligent Communications Group and their respective affiliates and directors, officers and e mpl oyees may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the proposed Transaction. A list of the names of such directors and officers and in for mation regarding their interests in the proposed Transaction is contained in the preliminary proxy statement filed with the SEC on December 2, 2019 and will be contained in the definitive proxy statement th at Legacy intends to file with the SEC in connection with the proposed Transaction when available. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Blue Impact’s Organization Prior to the consummation of the contemplated Transaction, Blue Valor Limited, an indirect wholly - owned subsidiary of BFICG orga nized in Hong Kong, will contribute its interests in the Vision 7 Group, We Are Social, Madhouse, Metta and Fuseproject into its newly formed wholly owned subsidiary, Blue Impact (Cayman) Limited organized in the Cayman Islands (the “Blue Impact Target”). At closing of the contemplated Transaction, Legacy will acquire Blue Impact Target, thereby acquiring control of the Vision 7 Group, We Are Social, Madhouse , M etta and Fuseproject. Following closing of the proposed Transaction, Legacy will change its name to Blue Impact Inc.

4 The Legacy SPAC Solution: Create shareholder value with a digital - first, integrated and intelligent, global advertising & marketing services company Our Goal: $1.0 Billion + i n Revenue

5 Today’s Participants Legacy Acquisition Corp. Brett Marchand CEO, Blue Impact (2) He Shen Interim CFO and Chief Development Officer – M&A, Blue Impact (3) Blue Impact Darryl McCall President & COO, Legacy Holly Zheng Executive Chairwoman, Blue Impact (1) ▪ 14 years with Blue Impact and predecessors including as CEO of BFICG’s largest acquisition outside China ▪ Previously held senior marketing roles with Molson Coors, Campbell Soup, Procter & Gamble ▪ 30 years experience of marketing / advertising ▪ 5 years with Blue Impact and predecessors as well as service on the Board of Directors for BlueFocus Intelligent Communications Group (BFICG) ▪ Previously held executive positions at various technology companies including Marvell Semiconductor, ST - Ericsson and NXP ▪ 18 years experience of marketing and sales experience ▪ 3 years with Blue Impact ▪ Previously served as Co - Head of Strategic Transactions Group at Lloyds Banking Group ▪ Previously worked as an investment banker at Merrill Lynch, DLJ and Credit Suisse in New York and London for 10 years ▪ 23 years experience in corporate finance and investment banking ▪ Former EVP and Executive Committee Member at Coty ▪ Spent 30 years at Procter & Gamble (“P&G”) as a VP of Product Supply and GM of Global Personal Cleansing Care, where he oversaw 37 manufacturing centers and 16,000 employees ▪ More than 35 years of consumer operating experience (1) Currently CEO and President of BlueFocus International. Expected Executive Chairwoman of Blue Impact. | (2) Currently CEO of Vision 7 and Executive Chairman of Cossette. Expected CEO of Blue Impact. | (3) Currently CFO of BlueFocus International. Expected Interim CFO and Chief Development Officer – M&A of Blue Im pact.

6 I. Introduction II. Key Investment Highlights III. Executing the Growth Strategy IV. Financial Overview Appendix Today’s Agenda

Introduction

8 ▪ $300 Million special purpose acquisition corporation – equity raised on November 21, 2017 ▪ The Legacy Team: Former Procter & Gamble executives with extensive operating experience ▪ Consumer Packaged Goods and Marketing focus ▪ Legacy’s Unique Perspective: x Experience with Procter & Gamble, one of the largest advertisers in the world x Significant experience with consumer insights, brand building, and innovation Legacy Acquisition Corp. at a Glance Overview

9 Legacy and Blue Impact: A Powerful, Digital Platform (1) eMarketer as of October 2019. ($ in Billions) Digital Marketing – Strong Industry Tailwinds Blue Impact – Goal of $1 Billion+ Revenue ▪ Solutions rooted in digital and mobile, including increased use of intelligent advertising ▪ Disruptors of traditional brand promotion channels ▪ Acceleration of audience fragmentation is, among other factors, driving the need for enhanced delivery and client support by service providers ▪ Chinese - based global brands and China as an advertising power market have been on the rise Digital Ad Spend Traditional Ad Spend Total Ad Spend CAGR: 8% (1) (Digital Ad Spend CAGR: 20% ) (1) ▪ A digital - first, integrated and intelligent, global advertising & marketing services company ▪ Excellent fit with Legacy’s management team’s skills ▪ Meets Legacy’s investment criteria x Rapidly growing sector undergoing significant displacement ▪ Consumer and social insights are changing how individuals interact with brands x Enterprise value fits Legacy’s criteria $340 $337 $337 $333 $192 $234 $285 $330 $532 $572 $622 $663 2016 2017 2018 2019E

10 Blue Impact: A Digital - first, Integrated & Intelligent, Global Advertising & Marketing Services Company Note: 2019 estimates are based on the assumption that the average foreign exchange rate for 2019 would equal the average fore ign exchange rate of 2018. | (1) Based on 2016 – 2019E Net Revenue CAGR. 2016 figures are unaudited. | (2) Net Revenue = Revenue, excluding Billable Expenses. | (3) Defined as Adjusted EB ITDA / Net Revenue. | (4) Based on 2018 Pro Forma Net Revenue. $76.5m 2019E Adjusted EBITDA 15% (1) 3 - year Net Revenue Growth (2) 22% 2019E Adjusted EBITDA Margin (3) 2,500+ Employees 63% (4) Digital Revenue $352.4m 2019E Net Revenue (2) x Broad, award - winning digital capabilities under a synergistic multi - brand strategy x Nimble and integrated model strategy x Client base of blue chip brands and digital disruptors x Presence in China with strategic relationships in place to accelerate growth x Primed for growth through organic expansion and opportunistic M&A x Talented and tightly knit management team with track record of creating value Established global presence, strong financial performance and designed for scale Geographies in which Blue Impact has clients % of 2018 Pro Forma Net Revenue North America: 62.5% Europe / M.E.: 16.9% Asia Pacific: 20.6%

11 Why Legacy Chose Blue Impact An Advertising & Marketing Services Company of the Future: Digital - first, Integrated & Intelligent A simple and nimble structure built around Owned, Paid, Earned and Shared media Blue chip clients across multiple verticals and serving leading digital disruptors with a platform for growth in China Targeting double digit revenue growth and ~20% Adjusted EBITDA Margins (1) Talented and tightly knit management team with track record of creating value Primed for growth – ability to scale with organic expansion and opportunistic M&A Marketing and operational expertise, and a broad network of client relationships Substantial capital available to supercharge Blue Impact’s growth Attractive valuation upside relative to marketing services peer group Valuation Legacy Provides Key Investment Highlights 1 2 3 4 5 6 7 8 9 (1) Based on 2019 and 2020 estimates; Adjusted EBITDA Margin defined as Adjusted EBITDA / Net Revenue; Net Revenue = Revenue, ex cluding Billable Expenses.

12 Transaction Overview Overview of Key Terms ▪ Pro forma enterprise value of $592 million ▪ Represents a 7.1 x EV / 2020E Adjusted EBITDA multiple ▪ Implies an attractive discount to public peers ▪ BlueFocus Intelligent Communications Group (“BFICG”) ▪ Rolling 100% of equity in Blue Impact ▪ Will own 44.9% (2) of the pro forma Company immediately after closing ▪ Can receive additional consideration up to $222 million based on 3 - year average annual adjusted EBITDA growth rate for Blue Impact’s Madhouse subsidiary; the maximum payment at an average growth rate ≥ 25.0% can possibly be paid in additional shares) (3) ▪ Blue Impact is expected to be well - capitalized with Legacy’s contribution of up to $164 million of cash on balance sheet to fund organic growth, future acquisitions and subsidiaries’ earn - outs ▪ Blue Impact is expected to have less than 1.0x pro forma leverage following the close of the transaction (5) Illustrative Pro Forma Equity Ownership Pro Forma Valuation ($MM) Sources and Uses ($MM) Note: $ in Millions except per share amounts; 2020 estimates are based on the assumption that the average foreign exchange ra te for 2020 would equal the average foreign exchange rate of 2018. | (1) Reflects the balance in the Trust Account as of October 31, 2019. In connection with the extension amendment, 694,820 L ega cy shares were redeemed and the seller agreed to make certain loans for deposit into the trust fund equal to $0.03 per unredeemed share, or approximately $880,000, for each month that the tr ansaction deadline is extended from November 21, 2019 until May 20, 2020, plus certain agreed costs and expenses. One such loan has already been made. | (2) Data assumes no further redempti ons by Legacy’s public shareholders or potential post - closing adjustments. Per a voting agreement to be entered into upon closing between BFICG and certain shareholders of Blue Impact, po st - closing the seller will have the right to vote at least a majority of the Blue Impact shares. | (3) Additional detail on terms and conditions for the additional consideration is included in the a ppe ndix. | (4) Includes 7.5 million Class F Shares; does not include outstanding warrants. | (5) Defined as (Pro Forma Total Debt / Adjusted EBITDA). | (6) After the closing the seller and Legac y’s designee directors will consider the possibility of the purchase of the company warrants and whether it would benefit all of the company stockholders and, if so, whether to recommend to the company bo ard of directors to pursue such purchase. The decision whether to pursue such purchase for all or a portion of the warrants and its terms will be in the sole discretion of the company boar d o f directors. Holders Shares (MM) % Existing Legacy Shares (4) 36.8 55.1% New Legacy Shares - BFICG (2) 30.0 44.9% Total Shares Outstanding 66.8 100.0% Sources of Funds Legacy Cash in Trust (1) $301.2 New Legacy Shares - BFICG 300.0 Assumption of Blue Impact Net Debt 40.0 Total Sources $641.2 Uses of Funds Rollover of BFICG Equity $300.0 Cash to Balance Sheet 164.2 Purchase of Existing Minority Interest 90.0 Assumption of Blue Impact Net Debt 40.0 Estimated Fees & Expenses 47.0 Total Uses $641.2 Pro Forma Shares Outstanding 66.8 Legacy Illustrative Price per Share $10.00 Equity Value $668.1 Plus: Blue Impact Net Debt 40.0 Plus: PV of Blue Impact Acquisition-related Liabilities 48.0 Less: Pro Forma Cash (6) (164.2) Pro Forma Enterprise Value $591.9 Implied Valuation Pro Forma EV / 2020E Adjusted EBITDA ($83.8 million) 7.1x

13 Peer Benchmarking Comparison Source: Company filings for Specialty Marketing Services and Traditional Agency HoldCos peer groups, Capital IQ and Wall Stre et consensus research. | Note: Market data as of 11/29 /19 ; Multiples greater than 50x or less than 0x are listed as "N/M.“ | (1) Traditional Agency HoldCos peer group consists of Dentsu, IPG, Omnicom, Publicis and WPP . | (2) Blue Impact EV / Adjusted EBITDA multiples based on implied enterprise value of $591.9 million , 2020E Adjusted EBITDA of $83.8 million (organic only) and 2021E Adjusted EBITDA of $92.2 million (organic only) ; 2019, 2020 and 2021 estimates are based on the assumption that the average foreign exchange rates for 2019, 2020 and 2021 would equal the av era ge foreign exchange rate of 2018. | (3) Based on Net Revenue equivalent for peer group; Net Revenue = Revenue, excluding Billable Expenses. | (4) Defined as Adjusted EBITDA / Net Revenue. Average 10.2x 9.1x 13.4% 19.5% 15.6% 2.2% Traditional Agency HoldCos Average 8.2x 8.0x 2.5% 3.9% 17.9% 4.2% Overall Average 9.4x 8.6x 8.9% 13.0% 16.3% 2.8% 2020E Adj. EBITDA Margin Dividend Yield 2019E-2020E Adj. EBITDA Growth Specialty Marketing Services EV/2020E Adj. EBITDA EV/2021E Adj. EBITDA 2019E-2020E Net Revenue Growth 15.2x 14.2x 13.7x 8.4x 7.8x 7.7x 4.0x 11.9x 13.0x 12.8x 7.9x 7.1x 7.1x 3.7x 51.2% 8.4% 5.4% 8.3% 9.7% 6.7% 4.1% 68.2% 14.8% 10.3% 11.7% 11.6% 8.9% 11.2% 17.2% 17.6% 9.7% 20.0% 21.7% 7.2% 16.0% N/A N/A 0.6% 2.6% 1.6% 3.1% 7.2% (2) 7.1x 6.4x 8.0% N/A 22.0% 9.6% (3) (4) (1)

14 ` Backed by an Established Industry Leader BFICG at a Glance BlueFocus Intelligent Communications Group (“BFICG”) is the largest marketing and communication services group in China by both revenue and market capitalization ▪ Founded in 1996 and headquartered in Beijing, BFICG employs 5,400+ team members and generated $3.5 billion (1) of revenue in 2018 ▪ Today, BFICG serves 3,000+ clients globally that range from blue - chip brand names to emerging disruptive companies ▪ Founded as a PR agency, BFICG has expanded its offerings through both organic growth and acquisitions, delivering a comprehensive suite of solutions across the marketing services landscape ▪ In its endeavor to become a global industry leader, BFICG has made several high - profile acquisitions, which are highlighted below Global marketing communications network headquartered in Canada Global social media specialist headquartered in the U.K. Product and digital design agency headquartered in the U.S. Full service marketing agency headquartered in Hong Kong, China Mobile performance marketing platform headquartered in China BFICG Highlighted Acquisitions (1) Gross revenue as reported under PRC GAAP.

15 Blue Impact will own and operate BFICG’s international subsidiaries and Madhouse BFICG will be the largest shareholder and be keenly focused on significant Blue Impact value creation x BFICG is rolling 100% of its equity in Blue Impact into the transaction x Legacy will provide access to growth capital and a public currency to support the growth of Blue Impact BFICG and Blue Impact will mutually benefit from shared technology, client relationships, media networks, and other resources BFICG is committed to the "Go Global" and "Go Digital“ growth strategy x Blue Impact will become BFICG's new platform to further expand in core international markets and key marketing service disciplines x The transaction is expected to position Blue Impact as the cross - selling service provider for BFICG's clients globally Legacy and Blue Impact: A Highly Synergistic and Valuable Collaboration

Key Investment Highlights

17 Talented and tightly knit management team with track record of creating value Blue chip clients across multiple verticals and serving leading digital disruptors with a platform for growth in China 3 Targeting double digit revenue growth and ~20% Adjusted EBITDA Margins (1) 4 Primed for growth – ability to scale with organic expansion and opportunistic M&A 5 A s imple and nimble structure built around Owned, Paid, Earned and Shared media 2 An Advertising & Marketing Services Company of the F uture: Digital - first, Integrated & Intelligent 1 Blue Impact Investment Highlights 6 (1) Based on 2019 and 2020 estimates; Adjusted EBITDA Margin defined as Adjusted EBITDA / Net Revenue; Net Revenue = Revenue, ex cluding Billable Expenses.

18 An Advertising & Marketing Services Company of the Future: Digital - first, Integrated & Intelligent 1 x Complex structure with dozens of overlapping businesses x Built for Traditional Clients x Slow organic growth x Rooted in digital, mobile, social & CRM x Focused on collaboration & synergy through an integrated service model x Strong organic revenue & profit growth x Minimal collaboration & synergy between siloed businesses x Rooted in traditional media & agencies x Simple and Nimble Structure x Built for blue chip clients & digital disruptors x Model that relies on outputs & professional fees x Model pivoting towards transparent, client - focused outcomes Traditional Advertising Holding Co. (1) (1) Representative Traditional Agency Holding Cos. consist of Dentsu, IPG, Omnicom, Publicis and WPP.

19 A Simple and Nimble Structure Built around Owned, Paid, Earned and Shared Media 2 Google Cloud NCAA Campaign Narcos campaign for Netflix Owned media Paid media Shared media • Deliver marketing & brand campaigns • Strategy, creative & production services • Brand, content, product & user design • Socially - led strategy & creative • Design, content & production services • Social insights & analytics • Encompasses elements of Owned, Paid and Earned media, all focused on social media platforms • Deliver communication advice & campaigns • Experiential, influencer & media relations • Brand, Corporate, Healthcare & Tech PR Earned media • Media consulting planning & buying services • Digital, search, social & programmatic media • Channel optimization, performance & ROI Michael B. Jordan for McDonald’s Madhouse oversees digital advertising campaign for NetEase, Inc. (NASDAQ: NTES)

20 Blue Chip Clients Across Multiple Verticals and Serving Leading Digital Disruptors with a Platform for Growth in China 3 Selected Blue Chip Brands Selected Digital Disruptors % of 2018 Net Revenue: 44% (1) % of 2018 Net Revenue: 37% (1) Source: Company - provided financials. | (1) Calculation based on top 150 Blue Impact clients across all agencies; Net Revenue = R evenue, excluding Billable Expenses.

21 $37 $38 $62 $76 15.7% 15.0% 20.0% 21.7% 2016 2017 2018 2019E $234 $251 $307 $352 $105 $109 $143 $157 $338 $360 $451 $509 2016 2017 2018 2019E Targeting Double Digit Revenue Growth and ~20% Adjusted EBITDA Margins 4 Source: Company - provided financials. | Note: 2019 estimates are based on the assumption that the average foreign exchange rates for 2019 would equal the average foreign exchange rate of 2018. | (1) 2016 - 2018 Adjusted EBITDA amounts are adjusted to include $5.0MM of annual public company costs for illustrative com parability to 2019 and 2020 estimates. | (2) Net Revenue = Revenue, excluding Billable Expenses. | (3) Defined as Adjusted EBITDA / Net Revenue. ($ in Millions) 2016 - 2019E Net Revenue CAGR: 15% Historical and Projected Revenue Historical and Projected Adjusted EBITDA (1) ($ in Millions) Adjusted EBITDA Margin % (3) 2016 - 2019E Adj. EBITDA CAGR: 28% Billable Expenses Net Revenue (2) Revenue

22 Talented and Tightly Knit Management Team with Track Record of Creating Value 5 Holly Zheng Executive Chairwoman ▪ 5 years with Blue Impact and predecessors as well as service on the Board of Directors for BlueFocus Intelligent Communications Group (BFICG); currently CEO and President of BlueFocus International ▪ 18 years experience of marketing and sales experience BFICG board member; oversees international business development He Shen Interim CFO and Chief Development Officer – M&A ▪ 3 years with Blue Impact; currently CFO of BlueFocus International ▪ 23 years experience in corporate finance and investment banking Financial reporting and strategic transactions including M&A and capital market financings Brett Marchand CEO ▪ 14 years with Blue Impact and predecessors including as CEO of BFICG’s largest acquisition outside China; currently CEO of Vision 7 and Executive Chairman of Cossette ▪ 30 years experience of marketing / advertising Global operations & directing the growth plan Nick Cowling ▪ President of Citizen Relations, Global ▪ 9 years with Blue Impact and predecessors ▪ Led the design of Citizen’s new agency model that helped the company grow to the 4th largest communications firm in the country Earned Media, Global Blue Impact will be led by a highly experienced management team with a deep bench of category experts (1) Name Selected Prior Experience Primary Responsibility Mélanie Dunn ▪ President and CEO of Cossette ▪ 17 years with Blue Impact and predecessors ▪ Led integration of owned media / creative service model in Canada Owned Media, Canada Joseph Leon ▪ President and CEO of Vision7 Media ▪ 6 years with Blue Impact and predecessors ▪ Led digital strategy expansion and move to performance media Paid Media, North America & EMEA Nathan McDonald ▪ Co - Founder and CEO of We Are Social ▪ 11 years with Blue Impact and predecessors ▪ Led international expansion of We Are Social into 10 markets Shared Media, Global Yves Behar Owned Media, US & Europe ▪ Founder and CEO of Fuseproject ▪ 19 years with Blue Impact and predecessors ▪ Led brand and product design for many successful disruptors in Silicon Valley Charlie Ruan ▪ President of Madhouse ▪ 12 years with Blue Impact and predecessors ▪ Led Madhouse’s expansion to serve both brand advertisers as well as app developers in global markets Paid Media, Asia (1) This slide reflects the expected management team upon the consummation of the Transaction.

23 Primed for Growth – Ability to Scale With Organic Expansion and Opportunistic M&A 6 ▪ Grow disruptor clients with Blue Impact’s unique digital - first platform ▪ Grow with BFICG’s clients as they expand internationally ▪ Leverage Legacy’s network to grow Blue Impact’s blue chip client base Accelerate Growth with High Growth High Spend Clients A ▪ Grow scale through geographic expansion of capabilities and M&A in critical, markets to fill out Blue Impact’s suite of services in that geography ▪ Employ a disciplined approach in assessing potential strategic acquisitions Expand Capabilities Geographically B ▪ Drive revenue and increased efficiency and margin expansion through the scalable integrated service model Replicate the Proven Integrated Service Model C ▪ Expansion of “MaaS” offerings to drive margin accretion ▪ Blue Impact is well - positioned to grow its presence in MaaS Pursue Profitable Growth Through Marketing as a Service (“MaaS”) D Our Goal: $1.0 Billion + i n Revenue

Executing the Growth Strategy

25 $331 $192 $86 $24 $18 $9 $5 $4 $3 19% 18% 22% 21% 29% 24% 28% 15% 28% A Accelerate Growth with High Growth High Spend Clients Digital Disruptors Growing Aggressively Blue Impact Is Uniquely Positioned for Disruptors ($ in Billions) ▪ Business Development team focused exclusively on Digital Disruptors and the VC’s who are funding them ▪ M&A focused on businesses with strong Disruptor client list ▪ Acquired a dedicated media and events company to be used to drive awareness of Blue Impact with digital disruptive clients Grow disruptor clients with Blue Impact’s unique digital - first platform Strategy to Accelerate Growth ▪ 63% of 2018 Net Revenue in digital, with capabilities focused on mobile, social, CRM and performance Media ▪ Strong capabilities, disruptor client credentials and history in San Francisco / Silicon Valley ▪ Investments in technology, AI, and data are particularly attractive to these clients ▪ Demonstrated track record for success: Digital Disruptors already account for a significant portion of Blue Impact Net Revenue and present incremental upside: 2020E Revenue 2020E Growth Source: Company - provided financials and Capital IQ. | Note: 2020 estimates are based on consensus estimates from Wall Street equity research as of 11/29/19. | (1) Adjusted Revenue, whic h excludes transaction - based costs, bitcoin costs and Starbucks activity. | (2) Calculation based on top 150 Blue Impact clients a cross all agencies; Net Revenue = Revenue, excluding Billable Expenses. (1) 2018 Net Revenue by Client Type (2) Mobile / Tech / Disruptor 37.4% Blue Chip / International 44.2% Other / Regional Brands 18.4%

26 A Blue Impact is well - positioned to grow as BFICG’s clients expand internationally ▪ BFICG’s Chinese clients currently purchase $2.0 billion of media on Google and Facebook ▪ Blue Impact is uniquely positioned to sell add - on services to BFICG and other Chinese clients with its Owned, Paid, Earned and Shared platforms and strong footprint in North America and Europe Clients in China $ 2.0 Billion Spend China Continues to Grow Aggressively Blue Impact Already has a Significant Platform with Chinese Clients to Build on (1) Bloomberg, Fortune, S&P and McKinsey Global Institute analysis. | (2) McKinsey (2019). | (3) Per the 2019 Holmes Report. | (4) Gross revenue as reported under PRC GAAP. Blue Impact’s Recognition ▪ Google’s 2018 “Agency of the Year” (one of only two winners globally alongside WPP) ▪ Facebook’s 2018 “Agency of the Year” in China BFICG is the Leading Provider to Clients in China Global Holding Groups/ Networks Ranking (3) Rank Agency HQ 1 WPP 2 Omnicom PR Group 3 Interpublic Group 4 DJE Holdings 5 PROI Worldwide 6 Publicis Group 7 8 Huntsworth Group 9 Next 15 10 IPREX Significant Scale Relative to Peers ($ in Billions) 2018 Revenue (4) $1.6 $1.8 $1.8 $2.1 $3.5 Accelerate Growth with High Growth High Spend Clients (Continued) ~$6 Trillion growth in Chinese consumption expected leading up to 2030, comparable with the United States and Western Europe (2) 0 20 40 60 80 100 120 140 160 180 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 United States China Japan Germany United Kingdom Australia Number of Companies in Global Fortune 500 (1)

27 A Management Leverage Legacy’s network to grow Blue Impact’s blue chip client base Kenneth Robinson (1) Member, Advisory Council Manuel Perez de la Mesa Member, Advisory Council Jules Kaufman Member, Advisory Council Lloyd Ward Co - Chairman, Advisory Council Ronald Tysoe Member, Advisory Council Kimberly Blackwell Member, Advisory Council Jim Stengel Member, Advisory Council Gary McCullough Co - Chairman, Advisory Council Advisory Council x Highly complementary expertise in managing leading brands in the U.S. and globally x 9 current/former CEOs and CFOs and over 27 current/former board positions at public companies Steven Davis Director Member, Advisory Council Richard White (1) Director Andrew Code Director Member, Advisory Council Sengal Selassie Director Independent Directors Edwin Rigaud Chairman and CEO Director William C. Finn CFO Darryl McCall (1) President and COO, Director Geoffrey Marshall Member, Advisory Council (1) Expected director of Blue Impact. Accelerate Growth with High Growth High Spend Clients (Continued)

28 Expand Capabilities Geographically B Capabilities North America Canada U.S. Europe Middle East China Rest of APAC EMEA Asia Owned ▪ Cossette & Camps Collective ▪ Eleven ▪ Fuseproject ▪ Select capabilities through We Are Social ▪ Select capabilities through We Are Social ▪ Metta ▪ Strategic relationship with BFICG ▪ Fuseproject ▪ Select capabilities through We Are Social Earned ▪ Citizen Relations ▪ PR platform with Citizen Relations ▪ Experiential and influencer marketing with The Narrative Group ▪ PR capability via Citizen UK & partner network ▪ Influencer capability via We Are Social ▪ PR capabilities through Citizen partnerships ▪ Influencer capability via Socialize ▪ Strategic relationship through BFICG (Blue Digital) ▪ Influencer capability via We Are Social ▪ PR capabilities through Citizen relationships ▪ Influencer capability via We Are Social Grow scale through geographic expansion of capabilities and M&A in critical, underpenetrated markets Market Leadership ▪ Proven, value - add capabilities ▪ Realizing synergies from scale ▪ No immediate M&A needs Poised for Scale ▪ Established capabilities ▪ Significant opportunity to scale through organic expansion and opportunistic M&A M&A Required ▪ Emerging capabilities ▪ Growth through M&A is required to achieve scale Paid ▪ Vision 7 Media ▪ Vision 7 through Horizon Media Partnership ▪ Select capabilities through Local Planet partnership ▪ Paid social via We Are Social ▪ Select capabilities through Local Planet partnership ▪ Paid social via We Are Social ▪ Madhouse ▪ Metta ▪ Strategic relationship with BFICG ▪ Select capabilities through BFICG and Local Planet ▪ Paid social via We Are Social Shared ▪ We Are Social NY ▪ Expected Expansion of We Are Social to California ▪ We Are Social in U.K., Germany, France, Italy ▪ Launched Spain in ‘18 ▪ Recent acquisition of Dubai - based Socialize ▪ We Are Social Shanghai, Beijing and Hong Kong ▪ Strategic relationship with BFICG ▪ We Are Social in Singapore and Australia ▪ Launched We Are Social Japan in ‘19 ▪ Serviced through Cossette & Camps Collective ▪ Launched We Are Social Canada JV with Citizens in 2019

29 Expand Capabilities Geographically (Continued) B Employ a disciplined approach in assessing potential strategic acquisitions Note: Completion of acquisitions will be dependent on, among other things, due diligence results. | (1) Reflects the activiti es of BlueFocus International and its subsidiaries for periods prior to the business combination. | (2) Pipeline data as of 11/29/19; Estimated revenue represents aggregate 2019E estimates for targets wit hin the pipeline. Active pipeline representing over $800 million in estimated incremental revenue Blue Impact M&A Activity Since January 2017 (1) Acquisition Criteria Proven track - record of growth and strong margins Extensive capabilities in digital, mobile, data, tech and/or CRM Strong blue chip AND disruptive client list Complementary capabilities in the United States, Europe, the Middle East and Asia Strong and experienced management team Synergy through buy - in to integrated service model Potential to help us deploy our MaaS - focused strategy P P P P P P P Accretive financial profile P 28 LOIs Submitted Blue Impact M&A Activity – Current (1) (2) 3 Targets Acquired 14 Targets Under Review

30 Replicate the Proven Integrated Service Model C Expected Future Campus Locations Toronto Montreal Current Campus Locations Toronto Campus 5 - Year Change Example New York LA San Francisco Shanghai London Drive increased revenue, efficiency and margin expansion through the scalable integrated service model Combine all capabilities into four service segments (Owned, Shared, Paid, Earned) with shared leadership and single P&L Locate employees in collaborative campuses in each major market Create Managed Services Center (MSC) to manage back office services The Result: x Simplifies go - to - market capabilities, provides scale and promotes collaboration Launch high growth revenue and high margin businesses which require scale (ex: production, data science, digital and tech consulting and MaaS) Measure everyone on the same “Scorecard” to promote long - term success 1 2 3 4 5 The Result: x Cross - selling opportunities x Better employee experience x Reduced real estate and operations costs The Result: x Creates operating leverage, driving better service and lower cost The Result: x Incremental revenue growth and margin through vertical integration The Result: x Drives increased employee engagement, client satisfaction, product quality, growth and profitability 2013 24% 2013 – 2018 Adj. EBITDA Margin Expansion: 700 bps 2018 31% Adj. EBITDA Margin % (1) Vancouver Source: Company - provided financials. | (1) Defined as Adjusted EBITDA / Net Revenue; Net Revenue = Revenue, excluding Billable E xpenses. 2013 - 2018 % Change Net Revenue 108% Personnel Costs 96% Indirect Costs 15%

31 0% 2% 4% 6% 8% 10% 12% 14% 16% 2013 2014 2015 2016 2017 2018 2019 2020 2021 Percentage of sales that are e-commerce 0 400 800 1,200 1,600 Under 5% 5% - 25% 26% - 50% 51% - 75% 76% - 100% # of Respondents % of Budget Allocated to Performance Marketing Pursue Profitable Growth Through Marketing as a Service (“MaaS") D Digital Disruptor Brands & eCommerce Driving Growth (1) Emergence of DTC Brands & growth of eCommerce is driving the need for outcome based marketing Digital Disruptors focused on Paid Marketing Performance Customer Acquisition Cost (CAC) is the Focus of which Paid Marketing is a Key Component  0.1% - Total CPG Spending Growth 16.6% - E - commerce CPG Spending Growth 2018 Tools Any tools such as software or analytics used in marketing and sales CAC = Salary Salary for your sales and marketing effort including freelancers Overheads Any rent, utilities or equipment spent on marketing and sales Paid Marketing Any rent, utilities or equipment spent on marketing and sales Number of new customers $820 $385 $1,517 $348 $115 $324 $72 Apparel Accessories Health & Beauty Food & Bev. Shoes Home Outdoor Products Funding for Direct - to - Consumer Brands (2) Average Ad Spend by Direct - to - Consumer Brands Is Up 50% in 2019 (3) E - commerce Share of Total Retail Sales in U.S. 62% of Overall Brand/Enterprise Marketing Budgets Moving to Performance Marketing (4) ($ in Millions) Source: (1) Statista as of 7/23/19 and Digital Commerce 360 as of 10/18/18. | (2) Medium.com as of 10/11/18. Company logos in clu de a representative selection of brands that have raised private funding within each sector category. | (3) Adweek as of 10/14/19. | (4) TUNE as of April 2018.

32 Pursue Profitable Growth Through Marketing as a Service (“ MaaS ") (Continued) D MaaS Compared to Current Model Charge client hourly fees for service Blue Impact funds production & media Charge client for outcome Potential revenue margin accretion of up to 4x at scale (2) Leverage AI capabilities to optimize content Expansion of “MaaS” offering to drive margin accretion Client funds production and media costs Use 3 rd party data to optimize targeting Use digital & proprietary channels to reach target Client decides on what content to use Use 1 st party data to optimize targeting Use digital channels to reach target Current Model Paid for Work Performed MaaS Model Paid for Outcome Delivered Strong Value Opportunity Illustrative Scenario – $100mm Incremental Revenue Current Revenue Mix: (1) Illustrative Revenue Mix: 100% Performance Marketing (2) $100mm Revenue $ Margin % (3) $22mm $48mm Adjusted EBITDA 22% 48% Source: Company - provided financials and Wall Street equity research. | Note: 2019 estimates are based on the assumption that the average foreign exchange rate for 2019 would equal the average foreign exchange rate of 2018. | (1) Based on 2019E Blue Impact projections. | (2) Based on EBITDA margins for performance ma rke ting peers. | (3) Margin is defined as Adjusted EBITDA / Net Revenue; Net Revenue = Revenue, excluding Billable Expenses. Margin of ~20%

33 x Digital Expertise x Data & Analytics x Working Capital Owned Paid Shared Earned Pursue Profitable Growth Through Marketing as a Service (“ MaaS ") (Continued) D Blue Impact is well - positioned to grow its presence in MaaS x Experience with and established network of digital disruptors including DTC and E - Commerce enabled brands x Digital - first, Integrated and Intelligent offering is paramount to delivering a return on paid marketing x Launched MaaS Solution, called PathIQ in 2019 which is in Beta with several major clients x New business prospects and opportunities have validated the potential x Capital from Legacy will fund the working capital for MaaS as well as allow strategic M&A in the Performance Marketing Space

Financial Overview

35 Reported Growth: 7.4% 22.5% 14.6% 8.0% H1 2018 Net Revenue: (2) $155.4 H1 2019 Net Revenue: (2) $169.1 Organic Growth: 6.7% 15.3% 8.4% 7.7% 8.8% H1'19 / H1'18 Organic Growth %: (2) $249.2 $287.2 $296.3 $311.2 $335.2 $1.7 $20.2 $40.6 $41.2 $45.5 $233.6 $250.8 $307.4 $337.0 $352.4 $380.7 2016 2017 2018 LTM 6/30/19 2019E 2020E $66.8 $72.7 $78.6 $89.3 $8.9 $7.1 $7.0 $2.5 $75.7 $79.8 $85.7 $91.8 $80.6 $88.4 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Blue Impact Net Revenue Summary (1) Annual ($ in Millions) Quarterly ($ in Millions) Source: Company - provided financials. | Note: 2019 and 2020 estimates as well as quarterly financials are based on the assumption that the average foreign exchange r ate s for 2019, 2020 and the displayed quarters would equal the average foreign exchange rate of 2018. 2020 estimates represent organic Net Revenue only. | (1) Net Revenue = Revenue, excluding Billable Expenses. | (2) H1'19 / H1'18 growth based on Pro Forma Adjusted Net Revenue. Organic Net Revenue Incremental Net Revenue from Acquisitions Pro Forma Adjustment 2016 – 2020E CAGR: 13%

36 Blue Impact Adjusted EBITDA Summary Source: Company - provided financials. | Note: 2019 and 2020 estimates as well as quarterly financials are based on the assumption that the average foreign exchange rates f or 2019, 2020 and the displayed quarters would equal the average foreign exchange rate of 2018. 2020 estimates represent organic Adjusted EBITDA on ly. | (1) 2016 - 2018 Adjusted EBITDA amounts are adjusted to include $5.0MM incurrence of public company costs for illustrative comparability to 2019 and 2020 estimates; quarterly financ ial s are not adjusted for incurrence of public company costs. Please refer to the Appendix – “Non - GAAP Financial Measures” for a reconciliation to the most comparable GAAP measure. A reconciliation for our 2020E and 2021E Non - GAAP Measures to the most directly comparable GAAP financial measures is not included, because, without unreasonable efforts, we are unable to predict wit h reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP Measures, including, but not limited to, (a) expenses associated with the opening, closing or moving of offices, (b) the net loss or gains on the sale of assets or associated with certain past M&A and future financing and other transactions, (c) other expenses that w e d o not believe are indicative of our ongoing operations, as well as (d) gains and losses related to foreign currency exchange rates. | (2) Defined as Adjusted EBITDA / Net Revenue; Net Revenue = Re ven ue, excluding Billable Expenses. | (3) H1'19 / H1'18 growth based on Pro Forma Adjusted EBITDA. Adjusted EBITDA Margin (2) Incremental Adj. EBITDA from Acquisitions Organic Adjusted EBITDA (1) Pro Forma Adjustment Annual ($ in Millions) Quarterly ($ in Millions) 2016 – 2020E CAGR: 23% Reported Growth: 2.0% 64.1% 24.2% 9.6% H1 2018 Adj. EBITDA: (3) $27.9 H1 2019 Adj. EBITDA: (3) $33.0 Organic Growth: 1.4% 50.1% 20.8% 9.1% 18.6% H1'19 / H1'18 Organic Growth %: (3) $7.3 $16.5 $22.4 $20.4 $2.8 $1.2 $1.2 $0.4 $10.1 $17.8 $23.6 $20.8 $16.3 $16.7 10.9% 22.7% 28.5% 22.9% 20.2% 18.9% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 $37.3 $55.9 $60.5 $67.6 $73.8 $0.2 $5.6 $10.4 $8.9 $10.1 $36.8 $37.5 $61.6 $70.9 $76.5 $83.8 15.7% 15.0% 20.0% 21.0% 21.7% 22.0% 2016 2017 2018 LTM 6/30/19 2019E 2020E

37 Blue Impact Supplemental Financial Data ($ in Millions) Source: Company - provided financials. | Note: 2019 Free Cash Flow estimates are based on 2019E income statement and balance sheet estimates. | (1) Free cash flow defined a s ( Cash Flow from Operations – CapEx). | (2) 2019E Free Cash Flow calculation assumes no change in Net Working Capital during 2019. | (3) Defined as (Non - cash Current Assets – Non - debt Current Liabilities). | (4) The information presented consists of estimates of the unadjusted EBITDA that could result from hypothetical acquisitions by the Company. Actual results could differ materially and adversely from the information presented and there are no assurances that any acquisitions may be completed at the prices or multiples refle cte d, if at all. | (5) Assumes Purchase Price is calculated as a multiple of unadjusted EBITDA of the hypothetical target and no fees and expenses are incurred in conjunction with the transaction for il lustrative purposes only. Please refer to the Appendix – “Non - GAAP Financial Measures” for more information about Acquired EBITDA. | (6) Defined as TEV / Purchase Multiple. (3) Free Cash Flow (1) Estimated Incremental EBITDA through Acquisitions (4) Analysis at Various Prices (5) Purchase Price (TEV) $50.0 Purchase Multiple (6) 6.0x 7.0x 8.0x Acquired EBITDA $8.3 $7.1 $6.3 Purchase Price (TEV) $100.0 Purchase Multiple (6) 6.0x 7.0x 8.0x Acquired EBITDA $16.7 $14.3 $12.5 Purchase Price (TEV) $200.0 Purchase Multiple (6) 6.0x 7.0x 8.0x Acquired EBITDA $33.3 $28.6 $25.0 ($ in Millions) (2) ▪ 2016 & 2017 reflect non - recurring working capital deployment for Madhouse business growth ▪ 2018 and 2019E are representative of normalized net working capital levels Net Working Capital Summary 2016 2017 2018 Net Working Capital (3) ($5.6) $9.2 ($12.0) Change in Net Working Capital $14.8 ($21.2) $19.0 $13.8 $52.8 $53.1 2016 2017 2018 2019E

38 The Legacy SPAC Solution: Create shareholder value with a digital - first, integrated and intelligent, global advertising & marketing services company Our Goal: $1.0 Billion + i n Revenue

Appendix

40 We Go to Market with Five Agency Families, United on the Blue Impact Platform Canada, U.S. Business description 2019E Net Revenue (1) Geographic footprint ▪ Headquartered in Canada ▪ A comprehensive marketing communications family of award - winning agencies, including Cossette, Eleven, Camps Collective, Vision 7 Media, Jungle Media, Citizen Relations and The Narrative Group ▪ Provides services across all four media services with a focus on digital media and data - driven solutions ▪ Operates integrated service model campuses in Toronto, Montreal, Vancouver and Quebec City ▪ Has won numerous international awards, including at the Cannes Lions, Clios , D&AD, Effies , One Show and Webby’s $183.99 Million Asia $5.23 Million Owned, Paid, Earned, Shared Business lines Owned, Paid EMEA, U.S., U.K., Asia, Australia $90.81 Million Shared ▪ Headquartered in the United Kingdom ▪ A specialized creative social media agency that provides Shared Media marketing services across five continents and twelve countries ▪ Offers social media strategy, creative development, content production and marketing consultancy focused on helping clients create and extend their product and brand strategies in social media ▪ Recipient of numerous awards including at the Cannes Lions, Clios , D&AD and BIMA Awards U.S. $27.42 Million Owned ▪ Headquartered in San Fransisco, California ▪ An internationally - recognized product and digital design agency ▪ Provides Owned Media services focusing on industrial, digital and environmental design services ▪ Also provides services ranging from strategic consulting to branding, packaging and the creation of user interfaces and experiences ▪ Presence and network in Silicon Valley provide Fuseproject with early insights into digital disruptors and consumer trends ▪ Headquartered in Hong Kong ▪ An advertising & marketing services firm for Owned and Paid media ▪ Works with leading corporations located within China’s Greater Bay Area to provide marketing strategy, advertising campaigns and media buying services to solidify and build their identities ▪ Also works with the Blue Impact business’ North American - and European - based agencies to provide Owned and Paid Media services for international clients who want to target Chinese consumers and companies Asia $44.94 Million Paid ▪ Headquartered in Shanghai, China ▪ A leading mobile - focused Paid Media and performance agency ▪ Purchases advertising space on non - Chinese digital media channels (Google and Facebook) on behalf of China - based companies looking to market their products and services outside of China ▪ Also provides mobile phone - based advertising services for non - Chinese advertisers targeting Chinese consumers ▪ Offers a wide range of branding services, including consulting, development, strategic planning, management and marketing of brands for businesses as well as individuals Source: Company - provided financials. | Note: 2019 estimates are based on the assumption that the average foreign exchange rate for 2019 would equal the average fore ign exchange rate of 2018. | (1) Net Revenue = Revenue, excluding Billable Expenses.

41 North America Ad Spend (2) EMEA Ad Spend Asia Ad Spend $136 bn 21.4% Growth (1) Digital Ad Spend $251 bn 7.3% Growth (1) Total Ad Spend $66 bn 14.4% Growth (1) Digital Ad Spend $118 bn 21.2% Growth (1) Digital Ad Spend $148 bn 4.3% Growth (1) Total Ad Spend $234 bn 10.8% Growth (1) Total Ad Spend Source: eMarketer (October 2019). | Note: 2019E figures unless otherwise noted. | (1) Represents a 3 - Year CAGR from 2016 - 2019E. | (2) Includes on ly U.S. and Canada. Blue Impact Office Location With 63% of net revenue currently derived from digital, Blue Impact is uniquely positioned to capture the surge in digital ad spend Digital Advertising Is a Large and Rapidly Growing Market with a 20% 3 - year CAGR (1)

42 Legacy Has the Liquidity of a Publically Held Enterprise as well as Brand Building, Strategic and Operational Support ▪ Legacy Acquisition Corp (NYSE: LGC) is a $300 Million SPAC ▪ Highly complementary expertise in consumer - facing brands ▪ Founders from leading CPG & partners from major PE firms ▪ Collectively, the founders’ experiences include: ▪ 9 current/former CEOs and CFOs ▪ Over 27 current/former board positions at public companies ▪ The completion of ~$3 billion in private investments ▪ Provides capital to fund growth and supercharge operations ▪ Rick White and Darryl McCall will support management as board members LGC is a public company that combines the financial flexibility and strength of a “strategic buyer” with the value creation capabilities and forward looking strategies of an innovative disruptor Key Management Edwin Rigaud Legacy Chairman & CEO, Principal Darryl McCall (1) Legacy President & COO, Principal William Finn Legacy CFO Steven Davis Legacy Director Directors Richard White (1) Legacy Director Andrew Code Legacy Director Sengal Selassie Legacy Director Company Overview (1) Expected director of Blue Impact.

43 Legacy Acquisition Corp. – Extended Team Gary McCullough Co - Chairman Advisory Council Lloyd Ward Co - Chairman Advisory Council Ronald Tysoe Member Advisory Council Legacy Advisory Council Kimberly Blackwell Member Advisory Council Geoffrey Marshall Member Advisory Council ▪ More than 35 years of management and operating experience in consumer products ▪ Maytag Corp. – Former Chairman and CEO ▪ Procter & Gamble (17 years) – Former General Manager ▪ U.S. Olympic Committee – Former CEO and Secretary General ▪ Former Board Member at General Motors and JPMorgan Chase & Co. ▪ More than 30 years of business experience in consumer products ▪ TransDigm Group, Inc. – Current Board Member ▪ Career Education Corp. – Former President, CEO and Board Member ▪ Procter & Gamble (13 years) – Former General Manager ▪ The Sherwin - Williams Company – Former Board Member ▪ More than 30 years corporate finance and management experience in consumer - retail ▪ Macy’s Inc. – Vice Chairman of Finance and Real Estate ▪ Perella Weinberg Partners – Former Senior Adviser ▪ Current Board Member at J.C.Penney Company Inc., Cintas Corporation, and Scripps Networks Interactive ▪ Seasoned business executive with over 25 years of marketing and advertising experience ▪ PMM Agency – Founder and Chief Executive Officer ▪ Serves as a key consultant to C - Suite executives at Fortune 1000 companies and government agencies ▪ National Women’s Business Council – one of eight female CEOs ▪ More than 40 years corporate finance, operations, and supply chain management experience ▪ Procter & Gamble (30 years) – Former Global Supply Chain Finance Director and Director of Global Business Development ▪ Implemented one of the largest post - acquisition integrations in the company's history

44 Legacy Acquisition Corp. – Extended Team (Continued) Manuel Perez de la Mesa Member Advisory Council Kenneth Robinson (1) Member Advisory Council Jules Kaufman Member Advisory Council Jim Stengel Member Advisory Council ▪ More than 35 years of management and operating experience in consumer products ▪ Procter & Gamble (21 years) – Former Chief Audit Executive and Vice President of Finance for the Global Personal Beauty Care and Global Internal Audit segments ▪ Current Board Member at Morgan Stanley Private Bank, National Association ▪ More than 40 years of management, financial, and operating experience ▪ Pool Corporation – Current CEO and President (16 years) and former COO ▪ Watsco, Inc. – VP of Distribution Operations ▪ Fresh Del Monte Produce, B.V and IBM Corp. – Various general, financial, and management positions ▪ Experienced General Counsel and Executive with significant experience serving as a strategic and legal advisor to boards of directors and management teams in the consumer sector ▪ Coty Inc. – General Counsel and Secretary ▪ Colgate - Palmolive – Former VP, General Counsel for the Europe / South Pacific division ▪ More than 20 years of marketing experience in consumer products ▪ The Jim Stengel Group – President and CEO ▪ Procter & Gamble (11 years) – Former Global Marketing Officer ▪ Author of two books ▪ Former Board Member for AOL, Motorola and MarketShare ▪ Adjunct Professor at Kellogg | Northwestern Legacy Advisory Council (1) Expected director of Blue Impact.

45 ▪ The Company provides the non - GAAP measurement of Pro Forma Adjusted Revenue, Pro Forma Adjusted EBITDA, Acquired EBITDA, Unadjusted EBITDA and Adjusted EBITDA (including Organic and Incremental Adjusted EBITDA). The Company has included these non - GAAP measurements because they are a key measure used by the Company’s management and board of directors to understand and evaluate its core operating performance and trends. ▪ The Company’s Pro Forma Adjusted Revenue and Pro Forma Adjusted EBITDA reflect the adjustments shown on slides 35 and 36, respectively. Unadjusted EBITDA and Adjusted EBITDA (including Organic and Incremental Adjusted EBITDA) consists of income (loss), adjusted for the items included in the accompanying reconciliation. The exclusion of certain income and expens e items and accounting adjustments in calculating Unadjusted EBITDA and Adjusted EBITDA can provide a useful measure for comparison of our core business before and after the potential Transaction with Legacy. The Company’s Pro Forma Adjusted Revenue, Pro Forma Adjusted EBITDA, Unadjusted EBITDA and Adjusted EBITDA (including Organic and Incremental Adjusted EBITDA) are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non - GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Unadjusted EBITDA and Adjusted EBITDA (including Organic and Incremental Adjusted EBITDA) are reconciled from the respective measures under GAAP in the attached table “Reconciliation of Non - GAAP Financial Measures.” ▪ The Company's Acquired EBITDA is an estimate of the Unadjusted EBITDA that could result from potential acquisitions by the Company and is calculated assuming that the purchase price for a potential acquisition is calculated as a multiple of unadjus ted EBITDA of the hypothetical target and there are no fees and expenses incurred by the Company in the acquisition. Actual results could differ materially and adversely from the information presented and there are no assurances that any acquisition s may be completed at the prices or multiples reflected, if at all. ▪ In addition, these Non - GAAP measures exclude certain non - recurring and other charges. The exclusion of these items should not be construed as an inference that our future results will be unaffected by unusual or non - recurring items. Non - GAAP Financial Measures

46 Reconciliation of Non - GAAP Financial Measures Adjusted EBITDA Historical Summary Source: Company - provided financials. | Note: 2019 estimates are based on the assumption that the average foreign exchange rate f or 2019 would equal the average foreign exchange rate of 2018. A reconciliation for our 2020E and 2021E Non - GAAP Measures to the most directly comparable GAAP financial measures is not includ ed, because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP Measure s, including, but not limited to, (a) expenses associated with the opening, closing or moving of offices, (b) the net loss or gains on the sale of assets or associated with certain past M&A an d f uture financing and other transactions, (c) other expenses that we do not believe are indicative of our ongoing operations, as well as (d) gains and losses related to foreign currency exchange ra tes . ($ in 000s) 2016 2017 2018 2019E EBT as reported $23,769 $27,162 $48,077 $57,197 Interest expenses 3,670 3,366 5,159 7,421 Non-operating income / other non-cash items 3,441 (241) (1,421) - DE & IA 12,307 11,458 12,425 14,588 Unadjusted EBITDA $43,186 $41,745 $64,240 $79,205 Non-recurring items: Vision 7 International Acquisiton costs 199 340 1,921 - Double rent in New York before campus move - - - 234 Eleven Gen2 bonus paid by founders' earnout - - - 365 TNG one-off write-off for booking error - - - 540 Eleven: Chicago Office one time opening costs - - - 173 Total Vision 7 International add-backs $199 $340 $1,921 $1,312 We Are Social Expenses related to Socialize acquisition - 225 419 - FX Impact of Brexit (1,634) - - - P&L Impact of discontinued SCRM Investment 28 215 - - Tuck-in acquisition due diligence expense - - - 573 FX Loss on intercompany loan - - - 232 Total We Are Social add-backs ($1,606) $440 $419 $805 Fuseproject Founder book publication expense - - - 80 One-off write-off for client billable expenses - - - 60 Total Fuseproject add-backs $0 $0 $0 $140 Other Considerations: Public Company Cost (5,000) (5,000) (5,000) (5,000) Total Adjustments ($6,407) ($4,219) ($2,660) ($2,743) Adjusted EBITDA $36,779 $37,525 $61,581 $76,462

47 Transaction Earn - Out Terms and Conditions Earn - Out Summary Detail ▪ Additional incentive - based Earn - out consideration potentially payable tied to profitability of Blue Impact’s subsidiary, Madhouse ▪ The Earn - out Payment will be determined based on the average annual growth rate of Madhouse’s Adjusted EBITDA during the 3 - year performance period (2020, 2021 and 2022) starting with 2019 Madhouse Adjusted EBITDA ▪ A schedule of possible Earn - out Payments is captured in the table below: (1) ▪ The total Earn - out Payment is capped at $222.0 million and is payable in 2023 following completion of the Fiscal 2022 audit ▪ The total Earn - out Payment is payable at purchaser’s option in cash, stock or a combination thereof if share price is at least $ 10 per share; if not, dependent upon the Company’s available cash, the Earn - out Payment is payable in cash, subordinated notes or a combinatio n of cash and subordinated notes Source: Company - provided financials. | (1) Table does not illustrate all possible Earn - out Payments associated with Adjusted EBI TDA growth rates between 5.0% and 25.0%. FY2019 – FY2022 Adjusted EBITDA Average Annual Growth Rate Total Earn - out Payment < 5.0% No Earn - out Payment = 15.0% $100.0 Million ≥ 25.0% $222.0 Million

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Legacy has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2019 and intends to file other relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. Legacy’s stockholders and other interested persons are advised to read the preliminary statement and the amendments thereto and other relevant materials to be filed in connection with the Business Combination with the SEC, including, when available, definitive proxy statement on Schedule 14A and documents incorporated by reference therein, as these materials will contain important information about the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Legacy as of a record date to be established for voting on the Business Combination. Stockholders are also able to obtain copies of the preliminary proxy statements and other documents filed with the SEC incorporated by reference therein, and will also be able to obtain, once available, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in the preliminary proxy statement filed with the SEC on December 2, 2019 and in Legacy’s proxy statement for its 2019 Annual Meeting that was filed with the SEC on November 22, 2019 and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the definitive proxy statement that Legacy intends to file with the SEC in connection with the Business Combination when available.

The Seller, Blue Focus Intelligent Communications Group, and their respective affiliates and their directors, officers and employees may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and officers and information regarding their interests in the Business Combination is contained in the preliminary proxy statement filed with the SEC on December 2, 2019 and will be contained in the definitive proxy statement that Legacy intends to file with the SEC in connection with the Business Combination when available.

Forward-Looking Statements:

This Schedule 14A filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the anticipated portfolio of assets and agencies to comprise the Blue Impact business, Legacy’s anticipated name following the closing of the proposed transaction, projected cash available for acquisitions and working capital following the closing and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Share Exchange Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties since the announcement of the Original Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Amended and Restated Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction; (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation:

This Schedule 14A filing shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Schedule 14A filing shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.